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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2003


                           IMAGE SENSING SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-26056                                           41-1519168
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


    500 Spruce Tree Centre, 1600 University Avenue, St. Paul, Minnesota 55104
    -------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (651) 603-7700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibit is being furnished herewith:

         99.1 Press Release, dated October 22, 2003, of Image Sensing Systems, Inc.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 22, 2003, Image Sensing Systems, Inc. issued a press release to report the Company's results of operations and financial condition for the completed fiscal quarter ended September 30, 2003. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IMAGE SENSING SYSTEMS, INC.


                                               By: /s/ James Murdakes
                                                   -----------------------------
                                                   James Murdakes
                                                   Chief Executive Officer

Dated:  October 22, 2003.



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                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press release, dated October 22, 2003











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